UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 2, 2004


                             Headwaters Incorporated
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-27808                    87-0547337
----------------------------      -------------           ----------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)           Identification Number)


            10653 South River Front Parkway, Suite 300
                        South Jordan, UT                     84095
             ---------------------------------------      -----------
            (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this Form 8-K is to provide supporting schedules for the historical financial information for Eldorado Stone, LLC ("Eldorado") and Tapco Holdings, Inc. ("Tapco"), two companies acquired by Headwaters in fiscal 2004, which information was filed in our Form 8-K on February 7, 2005. The historical financial information for Eldorado and Tapco was included in our unaudited pro forma condensed combined statement of income for the year ended September 30, 2004.

Item 9.01: Financial Statements and Exhibits.

         (b) The following unaudited historical financial information for Eldorado and Tapco is included herein:

                  Eldorado:
                  Condensed combining statement of operations for the period October 1, 2003 through May 31, 2004

                  Tapco:
                  Condensed combining statement of operations for the period October 1, 2003 through September 7, 2004

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

                                                       Eldorado Stone LLC
                                      Unaudited Condensed Combining Statement of Operations
                                       For the period October 1, 2003 through May 31, 2004



                                                  Three months       Three months    April 1, 2004
                                                      ended             ended           through
(in thousands)                                 December 31, 2003    March 31, 2004    May 31, 2004   Reclassification     Combined
------------------------------------------------------------------------------------------------------------------------------------
Revenue:

     Sales of construction materials               $  28,173          $  27,763         $  22,555                        $  78,491
                                                 ----------------------------------------------------------------------------------
             Total revenue                            28,173             27,763            22,555                           78,491
                                                 ----------------------------------------------------------------------------------
Operating costs and expenses:
     Cost of construction materials sold              18,400             17,910            13,714       $   4,575           54,599
     Depreciation and amortization                     3,345              3,346             2,368          (4,575)           4,484
     Selling, general and administrative               4,233              5,274             4,252                           13,759
                                                 ----------------------------------------------------------------------------------
             Total operating costs and expenses       25,978             26,530            20,334                           72,842
                                                 ----------------------------------------------------------------------------------
Operating income                                       2,195              1,233             2,221                            5,649
                                                 ----------------------------------------------------------------------------------

Other income (expense):
     Interest and net investment income
     Interest expense                                 (1,301)            (1,380)             (960)                          (3,641)
     Other, net
                                                 ----------------------------------------------------------------------------------
             Total other expense, net                 (1,301)            (1,380)             (960)                          (3,641)
                                                 ----------------------------------------------------------------------------------
Income before income taxes                               894               (147)            1,261                            2,008
     Income tax provision                                                                                                        -
                                                 ----------------------------------------------------------------------------------
Net income                                         $     894          $    (147)        $   1,261                        $   2,008
                                                 ==================================================================================

                                                               -3-

                                                      Tapco Holdings, Inc.
                                      Unaudited Condensed Combining Statement of Operations
                                    For the period October 1, 2003 through September 7, 2004



                                                  One month        Nine months     August 1, 2004
                                                    ended             ended             through
(in thousands)                                 October 31, 2003   July 31, 2004   September 7, 2004   Reclassification    Combined
------------------------------------------------------------------------------------------------------------------------------------
Revenue:
     Sales of construction materials              $  22,723          $ 171,339         $  27,401                         $ 221,463
                                                -----------------------------------------------------------------------------------
             Total revenue                           22,723            171,339            27,401                           221,463
                                                -----------------------------------------------------------------------------------
Operating costs and expenses:
     Cost of construction materials sold             13,724             94,979            16,893                           125,596
     Depreciation and amortization                                                                        $  2,121           2,121
     Selling, general and administrative              3,859             28,291            36,011            (2,121)         66,040
                                                -----------------------------------------------------------------------------------
             Total operating costs and expenses      17,583            123,270            52,904                           193,757
                                                -----------------------------------------------------------------------------------
Operating income                                      5,140             48,069           (25,503)                           27,706
                                                -----------------------------------------------------------------------------------

Other income (expense):
     Interest and net investment income                                      3                                                   3
     Interest expense                                (2,649)           (19,499)          (10,947)                          (33,095)
     Other, net                                          24                100              (158)                              (34)
                                                -----------------------------------------------------------------------------------
             Total other expense, net                (2,625)           (19,396)          (11,105)                          (33,126)
                                                -----------------------------------------------------------------------------------
Income before income taxes                            2,515             28,673           (36,608)                           (5,420)
     Income tax provision                            (1,092)           (10,601)           13,702                             2,009
                                                -----------------------------------------------------------------------------------
Net income                                            1,423             18,072           (22,906)                           (3,411)
Preferred stock dividend                                                                  (8,483)                           (8,483)
                                                -----------------------------------------------------------------------------------
Net income (loss) attributable to
  common stockholders                             $   1,423          $  18,072         $ (31,389)                        $ (11,894)
                                                ===================================================================================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 22, 2005                        HEADWATERS INCORPORATED
                                               (Registrant)


                                               By:  /s/ Kirk A. Benson
                                                  -----------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

                                      -5-